UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Kalaris Therapeutics, Inc.

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P.O. BOX 8016, CARY, NC 27512-9903 Proxy Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on August 12, 2025 For Stockholders of Record as of June Kalaris Therapeutics, Inc. 25, 2025 Annual Meeting of Stockholders To request paper copies of the proxy materials, use one of the following Tuesday, August 12, 2025 11:30 AM, Eastern Time This meeting will be held exclusively via the Internet- please visit www.proxydocs.com/KLRS for methods. more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/KLRS Internet: For a convenient way to view proxy materials, VOTE, and obtain www.proxydocs.com/KLRS directions to attend the meeting go to www.proxydocs.com/KLRS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. 1-866-648-8133 We materials encourage before you voting to access . and review all of the important information contained in the proxy delivered Under United in paper States . Proxy Securities materials and can Exchange be distributed Commission by making rules, proxy them available materials on do the not Internet have to. be Email: If before you want August to receive 1, 2025 a . There paper is or no email charge copy to of you the for proxy requesting materials, a copy you. Unless must request requested, one on you or will paper@investorelections.com not otherwise receive a paper or email copy. * If requesting a copy of the proxy materials by email, please send a blank email with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your email requesting a copy of the proxy materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Kalaris Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. PROPOSAL 1. The election of two Class II directors, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his respective successor has been duly elected and qualified. 1.01 Srinivas Akkaraju, M.D., Ph.D. 1.02 Andrew Oxtoby 2. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Note: The transaction of any other business that may properly come before the 2025 annual meeting of stockholders or any adjournment or postponement thereof.